                                                                    EXHIBIT 10.1

                         COMMON STOCK PURCHASE AGREEMENT

                            DATED AS OF MARCH 7, 2000

                                  BY AND AMONG

                          GELTEX PHARMACEUTICALS, INC.

                                       AND

                           THE PURCHASERS NAMED HEREIN

                                TABLE OF CONTENTS

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

ARTICLE I DEFINITIONS.......................................................................................................1

   SECTION 1.1      Definitions.............................................................................................1
                    -----------

ARTICLE II PURCHASE AND SALE OF COMMON STOCK................................................................................2

   SECTION 2.1      Authorization...........................................................................................2
                    -------------
   SECTION 2.2      Purchase and Sale of Stock..............................................................................2
                    --------------------------
   SECTION 2.3      Registration Statement and Prospectus...................................................................2
                    -------------------------------------
   SECTION 2.4      Purchase Price and Closing..............................................................................2
                    --------------------------

ARTICLE III REPRESENTATIONS AND WARRANTIES..................................................................................3

   SECTION 3.1      Representation and Warranties of the Company............................................................3
                    --------------------------------------------
   SECTION 3.2      Representation, Warranties and Covenants of Purchasers.................................................10
                    ------------------------------------------------------

ARTICLE IV COVENANTS.......................................................................................................11

   SECTION 4.1      Securities.............................................................................................11
                    ----------
   SECTION 4.2      Registration and Listing...............................................................................11
                    ------------------------
   SECTION 4.3      Compliance with Laws...................................................................................12
                    --------------------
   SECTION 4.4      Keeping of Records and Books of Account................................................................12
                    ---------------------------------------
   SECTION 4.5      Reporting Requirements.................................................................................12
                    ----------------------
   SECTION 4.6      Non-public Information.................................................................................12
                    ----------------------
   SECTION 4.7      Prospectus Delivery....................................................................................12
                    -------------------
   SECTION 4.8      No Shorting............................................................................................13
                    -----------
   SECTION 4.9      Effective Registration Statement.......................................................................13
                    --------------------------------

ARTICLE V CONDITIONS TO CLOSING............................................................................................13

   SECTION 5.1      Conditions Precedent to the Obligation of the Company to Close this Agreement and to Sell the Shares...13
                    ----------------------------------------------------------------------------------------------------
   SECTION 5.2      Conditions Precedent to the Obligation of the Purchasers to Close this Agreement.......................14
                    --------------------------------------------------------------------------------

ARTICLE VI INDEMNIFICATION.................................................................................................15

   SECTION 6.1      General Indemnity......................................................................................15
                    -----------------
   SECTION 6.2      Indemnification Procedures.............................................................................16
                    --------------------------

ARTICLE VII MISCELLANEOUS..................................................................................................17

   SECTION 7.1      Fees and Expenses......................................................................................17
                    -----------------
   SECTION 7.2      Specific Enforcement, Consent to Jurisdiction..........................................................17
                    ---------------------------------------------
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
   SECTION 7.3      Entire Agreement; Amendment............................................................................18
                    ---------------------------
   SECTION 7.4      Notices................................................................................................18
                    -------
   SECTION 7.5      Waivers................................................................................................19
                    -------
   SECTION 7.6      Headings...............................................................................................19
                    --------
   SECTION 7.7      Successors and Assigns.................................................................................19
                    -----------------------
   SECTION 7.8      Governing Law..........................................................................................19
                    -------------
   SECTION 7.9      Survival...............................................................................................19
                    --------
   SECTION 7.10     Counterparts...........................................................................................19
                    ------------
   SECTION 7.11     Publicity..............................................................................................19
                    ---------
   SECTION 7.12     Severability...........................................................................................20
                    ------------
   SECTION 7.13     Further Assurances.....................................................................................20
                    ------------------
   SECTION 7.14     Confidentiality........................................................................................20
                    ---------------
   SECTION 7.15     Termination............................................................................................20
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                                      -ii-

                         COMMON STOCK PURCHASE AGREEMENT

     This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of March 7, 2000 by and among GelTex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), Biopharma Equities Holdings, N.V., UBS Brinson, Inc., Acqua Wellington North American Equities Fund, Ltd. and Deerfield Management (referred to herein individually as a "Purchaser," or collectively as the "Purchasers").

     The parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

          SECTION 1.1 DEFINITIONS.

          (a) "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or day on which banks are permitted to close in the State of Delaware.

          (b)  "COMMISSION" shall have the meaning assigned to such term in
Section 2.3 hereof.

          (c) "COMMISSION DOCUMENTS" shall have the meaning assigned to such term in Section 3.1(f) hereof.

          (d) "COMMISSION FILINGS" means the Company's Form 10-K for the fiscal year ended December 31, 1998, the Company's Form 8-K filed on March 6, 2000, its Registration Statement on Form S-3 No. 333-96277 its Registration Statement on Form S-3 No 333-95313, its Registration Statement on Form S-4 No. 333-88459, and all other filings made by the Company after the date hereof pursuant to the Securities Exchange Act of 1934.

          (e) "EFFECTIVE DATE" shall mean the date the Registration Statement is declared effective.

          (f) "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, results of operations, assets or financial condition of the Company that is material and adverse to the Company and its subsidiaries, taken as a whole and/or any condition, circumstance, or situation that would prohibit the Company from entering into and performing any of its obligations under this Agreement in any material respect.

          (g) "PROSPECTUS" as used in this Agreement means the prospectus in the form included in the Registration Statement, as supplemented from time to time pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act").

          (h) "REGISTRATION STATEMENT" shall mean the registration statement on Form S-3, Commission File Number 333-96277 under the Securities Act, filed with the Securities and Exchange Commission for the registration of the Shares, as such Registration Statement may be amended from time to time.

          (i) "SHARES" shall mean the shares of Common Stock of the Company that are sold under the terms of this Agreement.

                                   ARTICLE II

                        PURCHASE AND SALE OF COMMON STOCK

          SECTION 2.1 AUTHORIZATION. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of up to 1,750,000 shares of its Common Stock, $0.01 par value per share (the "Common Stock").

          SECTION 2.2 PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2.4) the Company shall issue and sell to the Purchasers and each Purchaser shall purchase from the Company the number of shares of Common Stock, as set forth on EXHIBIT A to this Agreement, at a purchase price of Twenty Dollars ($20.00) per share (the "Purchase Price").

          SECTION 2.3 REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act, the Registration Statement, including a prospectus subject to completion relating to the Shares.

          SECTION 2.4 PURCHASE PRICE, CLOSING AND SETTLEMENT. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers and the Purchasers, agree to purchase from the Company, that number of the shares of the Company's Common Stock as set forth on EXHIBIT A to this Agreement. The closing of the execution and delivery of this Agreement (the "Closing") shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC, One Financial Center, Boston, MA 02110 at (i) 1:00 p.m. Eastern Time on March 8, 2000, or (ii) such other time and place or on such date as the Purchasers and the Company may agree upon (the "Closing Date"). Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing. The Shares shall be delivered and settled on the business day immediately following the Closing (the "Settlement Date"). On the Settlement Date, the Company shall deliver the Shares purchased by the Purchaser to the Purchaser or its designees via DWAC, against payment therefor to the Company's designated account by wire transfer of immediately available funds provided that the Shares are received by the Purchaser no later than 1:00 p.m. (EST) or next day available funds if the Shares are received thereafter.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1 REPRESENTATION AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

          (a) ORGANIZATION, GOOD STANDING AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. As of the date hereof, the Company does not have any subsidiaries (as defined in Section 3.1(g)) except as set forth in the Registration Statement and in the Company's most recent Form 10-K, including the accompanying financial statements (the "Form 10-K"), or in the Company's most recent Form 10-Q (the "Form 10-Q"), or on SCHEDULE 3.1(g) attached hereto. The Company and each such subsidiary is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction in which the failure to be so qualified will not have a Material Adverse Effect.

          (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and, except as contemplated by
Section 3.1(e), no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes, or when executed and delivered shall constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c) CAPITALIZATION. The authorized capital stock of the Company and the shares thereof issued and outstanding as of March 1, 2000 are set forth on
Schedule 3.1(c) attached hereto. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized, and are fully paid and non-assessable. Except as set forth in this Agreement or as set forth in the Registration Statement, the Commission Documents, the Commission Filings, or on
Schedule 3.1(c) hereto, as of March 1, 2000, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement, or in the Common Stock Purchase Agreement between the Company and Acqua Wellington North American Equities Fund, Ltd. to be entered into on or about the date of this Agreement (the "Structured Equity Agreement"), the Registration Statement, the Commission Documents or the Commission Filings, as of the date hereof, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as described in the Registration Statement, the Commission Documents or the Commission Filings, as of the date hereof, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. Except as set forth in the Registration Statement, the Commission Documents or the Commission Filings, as of the date hereof, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Registration Statement, the Commission Documents or the Commission Filings, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Articles"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

          (d) ISSUANCE OF SHARES. The Shares have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and non-assessable.

          (e) NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated therein do not (i) violate any provision of the Company's Articles or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the Commission, or Nasdaq subsequent to the Closing, and, any registration statement which may be filed pursuant hereto); provided that, for purpose of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.

          (f) COMMISSION DOCUMENTS, FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, except as disclosed in the Registration Statement, or the Commission Documents or the Commission Filings, as of the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). The Company has delivered or made available to the Purchasers true and complete copies of the Commission Documents filed with the Commission since December 31, 1998 and prior to the Closing Date. The Company has not provided to the Purchasers any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement or the Structured Equity Agreement. The Form 10-K for the year ended December 31, 1998 complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such document, and, as of its date, such Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g) SUBSIDIARIES. The Commission Documents or SCHEDULE 3.1(g) set forth each subsidiary of the Company as of the date hereof, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. Except as set forth in the Commission Documents or the Commission Filings, none of such subsidiaries is a "significant subsidiary" as defined in Regulation S-X.

          (h) NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, the Company has not experienced or suffered any Material Adverse Effect, except continued losses from operations.

          (i) NO UNDISCLOSED LIABILITIES. Except as disclosed in the Commission Documents or the Commission Filings, neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with GAAP and are not disclosed in the Commission Documents or Commission Filings, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since December 31, 1999 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

          (j) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

          (k) INDEBTEDNESS. The Commission Documents or the Commission Filings set forth as of December 31, 1999 all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

          (l) TITLE TO ASSETS. Each of the Company and the subsidiaries has good and marketable title to all of its real and personal property reflected in the Commission Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated in the Commission Documents or the Commission Filings, or such that could not reasonably be expected to cause a Material Adverse Effect. All leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect in all material respects.

          (m) ACTIONS PENDING. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the Commission Documents or the Commission Filings, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

          (n) COMPLIANCE WITH LAW. The business of the Company and the subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or the Commission Filings or such that do not cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it, except for such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, the failure to possess which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (o) CERTAIN FEES. No brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

          (p) DISCLOSURE. To the best of the Company's knowledge, neither this Agreement nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

          (q) OPERATION OF BUSINESS. The Company or one of the subsidiaries owns or possesses all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations as set forth in the Commission Documents or the Commission Filings and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others, except to the extent set forth in the Commission Documents or that a Material Adverse Effect could not reasonably be expected to result from such conflict.

          (r) ENVIRONMENTAL COMPLIANCE. Except as disclosed in the Commission Filings, the Company and each of its subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, to the best of the Company's knowledge, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or could reasonably be expected to violate any Environmental Law after the Closing or that could reasonably be expected to give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

          (s) MATERIAL AGREEMENTS. Except as set forth in the Commission Documents or Commission Filings, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-3 (collectively, "Material Agreements") if the Company or any subsidiary were registering securities under the Securities Act. The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which could reasonably be expected to cause a Material Adverse Effect.

          (t) TRANSACTIONS WITH AFFILIATES. Except as set forth in the Commission Documents or the Commission Filings, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $100,000 between (a) the Company, any subsidiary or any of their respective customers (excluding agreements related to the purchase or lease of the Company's products) or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person who would be covered by Item 404(a) of Regulation S-K or any corporation or other entity controlled by such officer, employee, consultant, director or person.

          (u) SECURITIES ACT OF 1933. The Company has complied in all material respects with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder.

                    (i) Each Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the provisions of the Securities Act. The Commission has not issued any order preventing or suspending the use of any Prospectus.

                    (ii) The Company meets the requirements for the use of Form S-3 under the Securities Act. The Registration Statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto became effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Securities Act, complied in all material respects with the provisions of the Securities Act and did not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Purchasers furnished to the Company in writing by or on behalf of the Purchasers expressly for use therein.

                    (iii) The Company has not distributed and, prior to the completion of the sale of the Shares to the Purchasers, will not distribute any offering material in connection with the offer and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Securities Act.

          (v) EMPLOYEES. As of the date hereof, neither the Company nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees, except as set forth in the Commission Documents or the Commission Filings. As of the date hereof, except as set forth in the Commission Documents or the Commission Filings, to the knowledge of the Company, no officers or employees of or consultants to the Company or any subsidiary has any employment contract, agreement regarding proprietary information, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, restricting the right of such officer, employee or consultant to be employed or engaged by the Company or such subsidiary. As of the date hereof, except as disclosed in the Registration Statement, the Commission Documents, or the Commission Filings, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

          (w) USE OF PROCEEDS. The proceeds from the sale of the Shares will be used by the Company and its subsidiaries for the purposes set forth in the Prospectus under "Use of Proceeds."

          (x) PUBLIC UTILITY HOLDING COMPANY ACT AND INVESTMENT COMPANY ACT STATUS. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (y) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its subsidiaries which is or would have a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale of the Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, PROVIDED that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this
Section 3.1(y), the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

          (z) ACKNOWLEDGMENT REGARDING PURCHASER'S PURCHASE OF SHARES. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Purchaser's purchase of the Shares.

          SECTION 3.2 REPRESENTATION, WARRANTIES AND COVENANTS OF PURCHASERS. Each Purchaser hereby makes the following representations, warranties and covenants to the Company with respect to itself and not to any other Purchaser:

          (a) ORGANIZATION AND STANDING OF THE PURCHASERS. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

          (b) AUTHORIZATION AND POWER. The Purchaser has the requisite corporate power and authority to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Purchaser, its Board of Directors or stockholders is required. This Agreement constitutes, or when executed and delivered shall constitute, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of creditor's rights and remedies or by other equitable principles of general application.

          (c) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser's charter documents or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party, (iii) create or impose or lien, charge or encumbrance on any property of the Purchaser under any agreement or any commitment to which the Purchaser is party or by which the Purchaser is on or by which any of its respective properties or assets are bound or (iv) result in a violation of any law, rule or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties, except for such conflicts, defaults and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Purchaser to enter into and perform its obligations under this Agreement in any material respect. The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof, PROVIDED that for purposes of the representation made in this sentence, the Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

          (d) INFORMATION. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. Purchaser understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

                                   ARTICLE IV

                                    COVENANTS

          The Company covenants with the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

          SECTION 4.1 SECURITIES. The Company shall notify the Commission and Nasdaq, if applicable, in accordance with their rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchasers or subsequent holders.

          SECTION 4.2 REGISTRATION AND LISTING. The Company will take all action necessary to cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock and the listing of the Shares purchased by Purchasers hereunder on the NASDAQ or any relevant market or system, if applicable, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD or any relevant market or system.

          SECTION 4.3 COMPLIANCE WITH LAWS.

          (a) The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could reasonably be expected to have a Material Adverse Effect.

          (b) The Company will not be obligated to issue and the Purchasers will not be obligated to purchase any shares of the Company's Common Stock which would result in the issuance under this Agreement of Shares representing more than nineteen and nine-tenths percent (19.9%) of the issued and outstanding shares of the Company's Common Stock on the date hereof.

          SECTION 4.4 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          SECTION 4.5 REPORTING REQUIREMENTS. Upon written request, the Company shall furnish the following to the Purchasers:

          (a) Quarterly Reports filed with the Commission on Form 10-Q as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of the Company; and

          (b) Annual Reports filed with the Commission on Form 10-K as soon as available, and in any event within 90 days after the end of each fiscal year of the Company.

          SECTION 4.6 NON-PUBLIC INFORMATION. Neither the Company nor any of its officers or agents shall disclose any material non-public information about the Company to the Purchaser.

          SECTION 4.7 PROSPECTUS DELIVERY. Prior to the execution and delivery of this Agreement, the Company will deliver to the Purchasers, without charge, in such quantities as reasonably requested by the Purchasers, copies of each form of Prospectus. As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Purchasers a prospectus is required by the Securities Act to be delivered in connection with sales by the Purchasers, the Company will expeditiously deliver to the Purchasers, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Purchasers may reasonably request and the Purchasers shall timely deliver each such Prospectus. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares may be sold by the Purchasers, in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Securities Act to be delivered in connection with sales of the Shares. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Purchasers is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Securities Act or any other law, the Company will forthwith prepare and file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Purchasers a reasonable number of copies thereof.

          SECTION 4.8 NO SHORTING. The Purchasers covenant that during the period between the date this Agreement is executed and the Closing Date neither the Purchasers nor any of their affiliates nor any entity managed by the Purchasers will ever be in a net short position with respect to shares of the Common Stock of the Company in any accounts directly or indirectly managed by the Purchasers or any affiliate of the Purchasers or any entity managed by the Purchasers.

          SECTION 4.9 EFFECTIVE REGISTRATION STATEMENT. If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as reasonably practicable and will advise the Purchasers promptly and, if requested by the Purchasers, will confirm such advice in writing, when the Company receives notice that the Registration Statement or such post-effective amendment has become effective.

                                   ARTICLE V

                              CONDITIONS TO CLOSING

          SECTION 5.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE THIS AGREEMENT AND TO SELL THE SHARES. The obligation hereunder of the Company to issue and sell the Shares to the Purchasers is subject to the satisfaction or waiver of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) ACCURACY OF THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers shall be true and correct in all material respects as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

          (b) EFFECTIVE REGISTRATION STATEMENT. The Registration Statement registering the offer and sale of the Shares shall have been declared effective by the Commission.

          (c) PERFORMANCE BY THE PURCHASERS. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers.

          (d) NO INJUNCTION. No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) NO SUSPENSION, ETC. Trading in the Company's Common Stock shall not be suspended by the Commission or the NASD (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to Closing), and, at any time prior to the Closing, trading in securities generally as reported on NASDAQ shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by American Stock Exchange, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of the Company, makes it impracticable or inadvisable to issue the Shares.

          (f) NO PROCEEDINGS OR LITIGATION. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          SECTION 5.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASERS TO CLOSE THIS AGREEMENT. The obligation hereunder of the Purchasers to purchase the Shares set forth opposite such Purchaser's name on Exhibit A is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by any Purchaser at any time in its sole discretion.

          (a) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

          (b) NO SUSPENSION, ETC. Trading in the Company's Common Stock shall not be suspended by the Commission or the NASD (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to Closing), and, at any time prior to the Closing, trading in securities generally as reported on NASDAQ shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by the American Stock Exchange, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Shares.

          (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) NO PROCEEDINGS OR LITIGATION. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

                                   ARTICLE VI

                                 INDEMNIFICATION

          SECTION 6.1 GENERAL INDEMNITY.

          (a) INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless the Purchasers and each person, if any, who controls the Purchasers within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act from and against any losses, claims, damages, liabilities and expenses (including reasonable costs of defense and investigation and all reasonable attorney's fees) to which the Purchasers and each person, if any, who controls the Purchasers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement or the Prospectus relating to the shares being sold to the Purchasers, or any amendment or supplement to it, or (ii) the omission or alleged omission to state in that Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED that the Company shall not be liable under this Section 6.1(a) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act, undertaken or omitted to be taken by the Purchasers or such person through its bad faith or willful misconduct; PROVIDED, however, that the foregoing indemnity shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasers expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED, further, that with respect to the Prospectus, the foregoing indemnity shall not inure to the benefit of the Purchasers or any such person from whom the person asserting any loss, claim, damage, liability or expense purchased Common Stock, if copies of the Prospectus were timely delivered to the Purchasers pursuant hereto and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Purchasers or any such person to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Stock to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

          The Company will reimburse the Purchasers and each such controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by such Purchasers or the controlling person in investigating, defending against, or preparing to defend against any such claim, action, suit or proceeding, except that the Company will not be liable to the extent a claim or action which results in a loss, claim, damage, liability or expense arises out of, or is based upon, an untrue statement, alleged untrue statement, omission or alleged omission, included in the Registration Statement or any Prospectus in reliance upon, and in conformity with, written information furnished by the Purchasers to the Company for inclusion in the Registration Statement or Prospectus.

          (b) INDEMNIFICATION BY THE PURCHASERS. The Purchasers will indemnify and hold harmless the Company, each of its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act from and against any expenses (including reasonable costs of defense and investigation and all reasonable attorneys fees) to which the Company, and director or officer of the Company and each person, if any, who controls the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or (ii) the omission or alleged omission to state in the Registration Statement or any Prospectus a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, the untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon, and in conformity with, written information furnished by the Purchasers to the Company for inclusion in the Registration Statement or Prospectus, and the Purchasers will reimburse the Company and each such director, officer or controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Company or the other person in investigating, defending against, or preparing to defend against any such claim, action, suit or proceeding.

          SECTION 6.2 INDEMNIFICATION PROCEDURES. Promptly after a person receives notice of a claim or the commencement of an action for which the person intends to seek indemnification under paragraph (a) or (b) of Section 6.1, the person will notify the indemnifying party in writing of the claim or commencement of the action, suit or proceeding, but failure to notify the indemnifying party will not relieve the indemnifying party from liability under paragraph (a) or (b) of Section 6.1, except to the extent it has been materially prejudiced by the failure to give notice. The indemnifying party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the indemnifying party acknowledges in writing the obligation to indemnify the party against whom the claim or action is brought, the indemnifying party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After an indemnifying party notifies an indemnified party that the indemnifying party wishes to assume the defense of a claim, action, suit or proceeding the indemnifying party will not be liable for any legal or other expenses incurred by the indemnified party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the indemnifying party, one or more of the indemnified parties should be separately represented in connection with a claim, action, suit or proceeding the indemnifying party will pay the reasonable fees and expenses of one separate counsel for the indemnified parties. Each indemnified party, as a condition to receiving indemnification as provided in Paragraph (a) or (b) or Section 6.1, will cooperate in all reasonable respects with the indemnifying party in the defense of any action or claim as to which indemnification is sought. No indemnifying party will be liable for any settlement of any action effected without its prior written consent. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of a pending or threatened action with respect to which an indemnified party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the indemnified party from all liability and claims which are the subject matter of the pending or threatened action.

If for any reason the indemnification provided for in this Agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss or liability referred to in paragraph (a) or (b) of Section 6.1, each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party as a result of the loss or liability, (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the indemnified party on the other from the sale of stock which is the subject of the claim, action, suit or proceeding which resulted in the loss or liability or (ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of stock, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss or liability, as well as any other relevant equitable considerations.

                                  ARTICLE VII

                                  MISCELLANEOUS

          SECTION 7.1 FEES AND EXPENSES. Except as set forth in Article VI, each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

          SECTION 7.2 SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION.

          (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in The Commonwealth of Massachusetts for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

          SECTION 7.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Purchasers make any representations, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

          SECTION 7.4 NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective if delivered to the Company in the manner set forth below to the address or number set forth below and to each Purchaser in the manner set forth below to the address or number set forth on Exhibit A, in each case (a) upon hand delivery, by telex (with correct answer back received), telecopy or facsimile (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications to the Company shall be:

                             GelTex Pharmaceuticals, Inc.
                             153 Second Avenue
                             Waltham, Massachusetts 02451
                             Tel. No.: (781) 290-5888
                             Fax No.: (781) 672-5822
                             Attention: Mark Skaletsky, President and CEO

With copies to:              Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                             One Financial Center
                             Boston, Massachusetts 02111
                             Tel. No.: (617) 542-6000
                             Fax No.: (617) 542-2241
                             Attention: Lewis J. Geffen

           Any party hereto may from time to time change its address for notices by giving at least ten (10) days prior written notice of such changed address to the other party hereto.

          SECTION 7.5 WAIVERS. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          SECTION 7.6 HEADINGS. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

          SECTION 7.7 SUCCESSORS AND ASSIGNS. The Purchasers may not assign this Agreement to any person without the prior written consent of the Company, which consent will not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

          SECTION 7.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the choice of law provisions.

          SECTION 7.9 SURVIVAL. The representations and warranties of the Company and the Purchasers contained in Article III and the covenants contained in Article IV shall survive the execution and delivery hereof and the Closing until the termination of this Agreement, and the agreements and covenants set forth in Article VI of this Agreement shall survive the execution and delivery hereof and the Closing hereunder. Section 7.14 shall survive the termination of this Agreement.

          SECTION 7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other parties within five days of the execution and delivery hereof.

          SECTION 7.11 PUBLICITY. Prior to the Closing, neither the Company nor any Purchaser shall issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement. In the event the Company is required by law, based upon an opinion of the Company's counsel, to issue a press release or otherwise make a public statement or announcement with respect to this Agreement prior to the Closing, the Company shall consult with the Purchasers on the form and substance of such press release. Promptly after the Closing, the Company may issue a press release or otherwise make a public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement; PROVIDED, that prior to issuing any such press release, making any such public statement or announcement, the Company obtains the prior consent of the Purchasers, which consent shall not be unreasonably withheld or delayed.

          SECTION 7.12 SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

          SECTION 7.13 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchasers or the Company, each of the Company and each Purchaser shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          SECTION 7.14 CONFIDENTIALITY. Each Purchaser agrees to maintain the confidentiality of all information about the Company received from any officer, employee or agent of the Company, until such time as that confidential information is released to the public generally other than as a result of any disclosure by a Purchaser.

          SECTION 7.15 TERMINATION. This Agreement may be terminated at any time by the mutual consent of the parties hereto or by any party by written notice to all other parties if the transactions contemplated hereby have not been consummated by December 31, 2000 through no fault of the party seeking such termination.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.


                                           GELTEX PHARMACEUTICALS, INC.

                                           By: /s/ Mark Skaletsky
                                              ----------------------------------
                                               Name: Mark Skaletsky
                                               Title: President and CEO

                                           ACQUA WELLINGTON NORTH
                                           AMERICAN EQUITIES FUND, LTD.

                                           By: /s/ Anthony L. M. Inder Rieden
                                              ----------------------------------
                                               Name: Anthony L. M. Inder Rieden
                                               Title: Director

                                           UBS BRINSON, INC.

                                           By: /s/ Simon J. Boote
                                              ----------------------------------
                                               Name: Simon J. Boote
                                               Title: Managing Director

                                           BIOPHARMA EQUITIES HOLDINGS, N.V.

                                           By: /s/ Reijer Lenstra
                                              ----------------------------------
                                               Name: Reijer Lenstra
                                               Title: Portfolio Manager

                                           DEERFIELD MANAGEMENT

                                           By: /s/ Arnold H. Snider
                                              ----------------------------------
                                               Name: Arnold H. Snider
                                               Title: General Partner

                                    EXHIBIT A

                   NUMBER OF SHARES OF COMMON STOCK PURCHASED

         Name of Purchaser and                        Number of Shares of
         Notice Information                           Common Stock Purchased
--------------------------------------------------------------------------------

Acqua Wellington North American Equities                      250,000
Fund, LTD.

Address:
c/o Mees Pierson Fund Services
   (Bahamas) Ltd.
Montague Sterling Centre
East Bay Street, P.O. Box SS-6238
Nassua, Bahamas

Attention: Anthony L. M. Inder Rieden

Telephone: 242-394-2700
Telecopy: 242-394-9667

With a copy to:
Parker Chapin LLP
405 Lexington Avenue
New York, New York 10174

Attention: Christopher S. Auguste

Telephone: 212-704-6000
Telecopy: 212-704-6288
--------------------------------------------------------------------------------

UBS Brinson, Inc.                                             600,000

Address:
UBS Brinson, Inc.
10 East 50th Street
New York, New York 10022

Attention: Toni Claudio

Telephone: 212-335-1059
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecopy: 212-335-1383

With a copy to:

UBS Brinson, Inc.
10 East 50th Street
New York, New York 10022

Attention: Charles Mathys

Telephone: 212-335-1210
Telecopy: 212-335-1506
--------------------------------------------------------------------------------

Biopharma Equities Holdings, N.V.                             650,000

Address:
161 West 61st Street, Suite 9C
New York, New York 10023

Attention: Reijer Lenstra

Telephone: 212-541-9631
Telecopy: N/A

With a copy to: N/A
--------------------------------------------------------------------------------

Deerfield Partners, L.P.                                      184,250
Deerfield International Limited                                65,750

Address:
450 Lexington Avenue, Suite 1450
New York, New York 10017

Attention: Ralph Dannucci

Telephone: 212-551-1600
Telecopy: 212-599-3075

With a copy to: N/A

--------------------------------------------------------------------------------

                               INDEX OF SCHEDULES

Schedule 3.1(c) - Capitalization

Schedule 3.1(g) - Subsidiaries

                                 SCHEDULE 3.1(c)

                                 CAPITALIZATION

                               As of March 1, 2000

Authorized Capital Stock:               55,000,000 shares

                                        50,000,000 shares designated as Common
                                        Stock, $.01 par value per share ("Common
                                        Stock") and 5,000,000 shares of
                                        preferred stock, $.01 par value per
                                        share ("Preferred Stock"), 500,000
                                        shares of which have been designated as
                                        Series A Participating Preferred Stock.

Common Stock Outstanding:               18,039,162

Preferred Stock Outstanding:                     0

Options and Warrants Outstanding:        3,967,017

                                 SCHEDULE 3.1(g)

                                  SUBSIDIARIES

      Subsidiary           State of Incorporation or                    Ownership
                                 Organization
SunPharm Corporation                Delaware              GelTex Pharmaceuticals, Inc. - 100%